UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On December 1, 2025, Sean M. Gillen notified AAR CORP. (the “Company” or “AAR”) of his decision to resign as Senior Vice President and Chief Financial Officer of the Company, effective as of December 11, 2025 (the “Effective Date”) to pursue another professional opportunity outside AAR’s industry. Mr. Gillen’s departure is not the result of any disagreement with the Company, including on any matters relating to the Company’s operations, policies, practices, or financial reporting.

Appointment of Interim Chief Financial Officer

On December 4, 2025, Sarah L. Flanagan, Vice President, Financial Operations, of the Company was named Interim Chief Financial Officer (“Interim CFO”), effective as of the Effective Date. Mr. Gillen will remain an employee of the Company through December 19, 2025 to assist with the transition.

Ms. Flanagan, age 54, has served as Vice President, Financial Operations, of the Company since 2017. Prior to this role, she served as Group Chief Financial Officer for the Company’s Aviation Services business since joining the Company in 2012. Ms. Flanagan previously served in various financial planning and analysis, controller and group chief financial officer roles at Honeywell International, Inc., a provider of aerospace, automation & control solutions, specialty materials and transportation systems, and as an auditor at PricewaterhouseCoopers, a registered public accounting firm.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Ms. Flanagan and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or an executive officer of the Company. There is no arrangement or understanding between Ms. Flanagan and any other person pursuant to which she was selected as the Company’s Interim CFO. Ms. Flanagan does not have any direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On December 4, 2025, the Company issued a press release announcing the resignation of Mr. Gillen as Chief Financial Officer and the appointment of Ms. Flanagan as Interim CFO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)                     Exhibits

Exhibit No.	Description

99.1	AAR CORP. Press Release dated December 4, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2025

AAR CORP.

By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary